Exhibit 32.1

CERTIFICATION

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Fresh Vine Wine Inc. (the “Company”) for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rick Nechio, Interim Chief Executive Officer, and I, Elliot Savoie, Interim Chief Financial Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2022	/s/ Rick Nechio
Rick Nechio
Interim Chief Executive Officer (Principal Executive Officer)

/s/ Elliot Savoie
Elliot Savoie
Interim Chief Financial Officer (Principal Financial Officer)